SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 4, 2004

Express Scripts, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No.)

13900 Riverport Drive, Maryland Heights, Missouri	63043

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(314) 770-1666

(Former name or former address, if changed since last report)

Item 9.      Regulation FD Disclosure

                    The following information is furnished pursuant to Regulation FD.

                    On August 4, 2004, Express Scripts, Inc. (the "Company") issued a press release responding to assertions contained in a lawsuit filed by New York's Attorney General. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: August 4, 2004	By: /s/ George Paz
George Paz
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 4, 2004